UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 9, 2009

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

____________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2009, Ralcorp Holdings, Inc. (“Ralcorp”) issued a press release announcing the resignation of Stephen Van Tassel as Corporate Vice President and President of the Post Foods division of Ralcorp. David P. Skarie, Co-Chief Executive Officer and President of Ralcorp, will assume the position as President of Post Foods on an interim basis in addition to his existing responsibilities.

The press release is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD.

The information in item 5.02 is incorporated herein by reference.

Item 9.01.	Exhibits.

Exhibit 99.1	Press Release Announcing Officer Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	November 10, 2009	By /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release Announcing Officer Resignation